SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No._______)

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|_| Preliminary Proxy Statement	|_| Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
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Liberté Investors Inc.
(Name of Registrant as Specified In Its Charter)

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LIBERTÉ INVESTORS INC.
200 Crescent Court, Suite 1365
Dallas, Texas 75201

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Liberté Investors Inc. to be held on November 8, 2002, at 10:00 a.m., local time, at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201. Enclosed are a notice to stockholders, a Proxy Statement describing the business to be transacted at the meeting, a form of proxy for use in voting at the meeting and the Company’s annual report to stockholders for the fiscal year ended June 30, 2002, including financial statements.

        At the annual meeting, you will be asked (i) to elect seven directors of the Company, (ii) to approve the adoption of the Liberté Investors Inc. 2002 Long Term Incentive Plan, (iii) to approve the grant of non-qualified stock options to Donald J. Edwards, the Company’s President and Chief Executive Officer, pursuant to his Employment Agreement and Option Agreement with the Company, (iv) to ratify the selection of KPMG LLP as the independent auditors for the Company for the fiscal year ending June 30, 2003, and (v) to act upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

        We hope that you will be able to attend the annual meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed proxy as promptly as possible. It is important that your shares be represented at the meeting.

Very truly yours, /s/ Gerald J. Ford Gerald J. Ford Chairman of the Board and Chief Executive Officer

Dallas, Texas
October 4, 2002

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage paid envelope. Returning your proxy will help the Company assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the meeting may vote in person even if he or she has returned the proxy.

LIBERTÉ INVESTORS INC.
200 Crescent Court, Suite 1365
Dallas, Texas 75201

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 8, 2002

        PLEASE TAKE NOTICE THAT the 2002 Annual Meeting of Stockholders (the “Annual Meeting”) of Liberté Investors Inc., a Delaware corporation (the “Company”), will be held on November 8, 2002, at 10:00 a.m., local time, at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, to consider and vote on the following matters:

(1)	Election of seven Directors of the Company to serve until the next Annual Meeting of the Company’s stockholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal from office;

(2)	Approval of adoption of the Liberté Investors Inc. 2002 Long Term Incentive Plan;

(3)	Approval of the grant of non-qualified stock options to Donald J. Edwards, the Company’s President and Chief Executive Officer, pursuant to his Employment Agreement and Option Agreement with the Company;

(4)	Ratification of the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending June 30, 2003; and

(5)	Such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

        The close of business on September 24, 2002 has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting. Only holders of record of the Company’s common stock at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for the ten days preceding the Annual Meeting at the offices of the Company, 200 Crescent Court, Suite 1365, Dallas, Texas 75201, and at the Annual Meeting.

        Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy as promptly as possible. You may revoke your proxy at any time before the shares to which it relates are voted at the Annual Meeting.

By Order of the Board of Directors, /s/ Ellen V. Billings Ellen V. Billings Secretary

Dallas, Texas October 4, 2002

Liberté Investors Inc.
200 Crescent Court, Suite 1365
Dallas, Texas 75201
(214) 871-5935

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 8, 2002

INTRODUCTION

        This Proxy Statement is furnished to stockholders of Liberté Investors Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on November 8, 2002, at 10:00 a.m., local time, at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, to consider and vote on the following matters:

(1)	Election of seven Directors of the Company to serve until the next Annual Meeting of the Company’s stockholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal from office;

(2)	Approval of the Liberté Investors Inc. 2002 Long Term Incentive Plan;

(3)	Approval of the grant of non-qualified stock options to Donald J. Edwards, the Company’s President and Chief Executive Officer, pursuant to his Employment Agreement and Option Agreement with the Company;

(4)	Ratification of the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending June 30, 2003; and

(5)	Such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

        The date of this Proxy Statement is October 4, 2002. This Proxy Statement and Proxy were first mailed to stockholders of the Company on or about October 4, 2002.

        The Company’s principal offices are located at 200 Crescent Court, Suite 1365, Dallas, Texas 75201.

SOLICITATION AND REVOCABILITY OF PROXIES

        The Board of Directors of the Company requests your Proxy for use at the Annual Meeting to be held on November 8, 2002, at 10:00 a.m., local time, at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, and at any adjournment or postponement of the Annual Meeting. By signing and returning the enclosed Proxy, you authorize the persons named on the Proxy to represent you and to vote your shares at the Annual Meeting in accordance with the instructions thereon.

        If you attend the Annual Meeting, you may vote in person. If you hold your shares in “street name,” that is through a broker or other custodian, you will have to bring a copy of a brokerage or other nominee statement reflecting your stock ownership as of the record date and check in at the registration desk at the Annual Meeting. If you are not present at the Annual Meeting, your shares can be voted only if you have returned a properly signed Proxy or are represented by another proxy. You may revoke the enclosed Proxy at any time before it is exercised at the Annual Meeting by (a) signing and submitting a later-dated proxy to the Secretary of the Company, (b) delivering written notice of revocation of the Proxy to the Secretary of the Company, or (c) voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the persons named on the Proxies will be voted at the Annual Meeting.

        This solicitation of proxies is made by the Board of Directors and will be conducted primarily by mail. Officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Company may also request brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of common stock held of record by such brokerage firms, custodians, nominees and fiduciaries. The Company will bear the cost of soliciting its proxies, including the expenses of distributing its proxy materials. The Company will reimburse brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of common stock held of record by such brokerage firms, custodians, nominees and fiduciaries.

VOTING AND QUORUM

        The only outstanding voting securities of the Company are its shares of common stock, par value $.01 per share. On September 24, 2002, the record date for the Annual Meeting, there were 20,422,764 shares of common stock outstanding and entitled to be voted at the Annual Meeting. Only stockholders of record on September 24, 2002 are entitled to notice and to vote at the Annual Meeting.

        Each outstanding share of common stock is entitled to one vote. The presence, in person or by proxy, of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting, until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting had a quorum originally been present. However, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting. Proxies solicited by this Proxy Statement may be used to vote in favor of any motion to adjourn the Annual Meeting. The persons named on the Proxies intend to vote in favor of any motion to adjourn the Annual Meeting to a subsequent day if, prior to the Annual Meeting, such persons have not received sufficient Proxies to approve the proposals described in this Proxy Statement. If such a motion is approved but sufficient Proxies are not received by the time set for the resumption of the Annual Meeting, this process will be repeated until sufficient Proxies to vote in favor of the proposals to be presented to the stockholders at the Annual Meeting have been received or it appears that sufficient Proxies will not be received. Abstentions and broker non-votes will count in determining if a quorum is present at the Annual Meeting. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received voting instructions with respect to a particular item.

        Some of the Company’s stockholders hold their shares in “street name.” “Street name” means that the shares are registered in their brokers’, banks’ or other nominee holders’ names rather than in the stockholders’ own names. In addition to the proxy solicitation materials that the Company has provided to the street name holder, the street name holder should provide to you the street name holder’s own request for voting instructions. By completing the voting instruction card, you may direct your street name holder how to vote your shares. Alternatively, if you want to vote your street name shares at the Annual Meeting, you must contact your broker directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares at the Annual Meeting.

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        The election of directors requires the affirmative vote of a plurality of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. In the election of Directors, votes may be cast in favor of or withheld with respect to each nominee. Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular nominee.

        Approval of Proposals Number 2, 3 and 4 requires the affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. With regard to approval of Proposals Number 2, 3 and 4, votes may be cast for or against the proposals, or you may affirmatively abstain from voting. Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, an abstention will have the same effect as a vote against the approval of Proposals Number 2, 3 and 4, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of Proposals Number 2, 3 and 4. If Proposal Number 4 for the appointment of KPMG LLP as the Company’s independent auditors is not ratified at the Annual Meeting, the Board of Directors will consider the appointment of other independent auditors. The Board of Directors may terminate the appointment of KPMG LLP as independent auditors without the approval of the Company’s stockholders whenever the Board of Directors deems termination necessary or appropriate.

PROPOSAL ONE — ELECTION OF DIRECTORS

        The Board of Directors has designated Messrs. Gerald J. Ford, Donald J. Edwards, Gene H. Bishop, Harvey B. Cash, Jeremy B. Ford, Edward W. Rose, III, and Gary Shultz as nominees for election as directors of the Company at the Annual Meeting. If elected, each nominee will serve until the expiration of his term at the 2003 Annual Meeting of Stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal from office.

        The following table provides information concerning the director nominees of the Company:

Name	Age	Position
Gerald J. Ford	58	Chairman of the Board and Director
Donald J. Edwards	36	President, Chief Executive Officer and Director
Gene H. Bishop	72	Director
Harvey B. Cash	63	Director
Jeremy B. Ford	28	Director
Edward W. Rose, III	61	Director
Gary Shultz	60	Director

        The directors are elected for one-year terms. A brief biography of each director nominee follows:

        Gerald J. Ford has been the Chairman of the Board and a director of the Company since its formation in August 1996. Mr. Ford served as the Company’s Chief Executive Officer from the Company’s formation until July 2002. Mr. Ford also serves on the Company’s Compensation Committee. Mr. Ford has also been the Chairman of the Board, Chief Executive Officer and a director of Golden State Bancorp Inc., a holding company whose primary asset is its indirect ownership of California Federal Bank since September 1998. Mr. Ford has been Chairman of the Board, Chief Executive Officer and a director of California Federal Bank since October 1994, and of California Federal Preferred Capital Corporation since November 1996. Mr. Ford is Chairman of the Board and a director of First Nationwide Mortgage Corporation. Mr. Ford is also a director of Freeport-McMoRan Copper & Gold and McMoRan Exploration Co. He serves as Chairman of the Board of Trustees of Southern Methodist University (“S.M.U.”) and as a trustee of Southwestern Medical Foundation, Childrens Medical Foundation and Dallas Citizen’s Council. Mr. Ford received his B.A. degree from S.M.U. in 1966 and his J.D. degree from S.M.U. School of Law in 1969. In 1995, he was named a Distinguished Alumni of S.M.U. He is the father of Jeremy B. Ford, a director of the Company, who is also employed as an analyst at the Company.

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        Donald J. Edwards was elected as a director, President and Chief Executive Officer of the Company by the Board of Directors on July 9, 2002. Prior to his association with the Company, Mr. Edwards served as a Principal in GTCR Golder Rauner (“GTCR”), a Chicago-based private equity firm with over $4 billion in capital under management, since 1994. Prior to joining GTCR, Mr. Edwards was an associate at Lazard Freres & Co. During Mr. Edwards’ career at GTCR and Lazard Freres & Co., he obtained extensive experience analyzing, structuring, and managing investments in and acquisitions of numerous companies. Mr. Edwards holds a B.S. degree in finance from the University of Illinois and an M.B.A. from Harvard Business School where he was a Baker Scholar.

        Gene H. Bishop has served as a director of the Company since its formation in April 1996. Mr. Bishop also serves on the Company’s Compensation and Audit Committees. Mr. Bishop served as a trustee of the Company’s predecessor, Liberté Investors, a Massachusetts business trust from its formation in June 1969 until it was terminated in connection with the formation of the Company. From November 1991 until his retirement in October 1994, Mr. Bishop served as the Chairman and Chief Executive Officer of Life Partners Group, Inc., a life insurance holding company. From October 1990 to November 1991, Mr. Bishop was the Vice-Chairman and Chief Financial Officer of Lomas Financial Corporation, a financial services company. From March 1975 to July 1990, Mr. Bishop was Chairman and Chief Executive Officer of MCorp, a bank holding company. Mr. Bishop is a director of Drew Industries, Inc., a manufacturing conglomerate. Mr. Bishop has a B.B.A. in Business and Finance from the University of Mississippi.

        Harvey B. Cash has served as a director of the Company since November 1996. Mr. Cash also serves on the Company’s Audit Committee. Mr. Cash has been a general partner of InterWest Partners, a venture capital fund, since 1985. Mr. Cash serves on the Boards of Directors of Microtune, Inc., Silicon Laboratories, I2 Technologies, Inc., Airspan Networks Inc. and Ciena Corporation. Mr. Cash has a B.S. in Electrical Engineering from Texas A&M University and an M.B.A. from Western Michigan University.

         Jeremy B. Ford has served as a director of the Company since September 2000. Mr. Ford joined the Company as an analyst in July 2002. Mr. Ford was an analyst with Salomon Smith Barney from 1997 to 1999, an analyst with Golden State Bancorp Inc. from 1999 to 2000, and an associate with Schroder Salomon Smith Barney during the summer of 2001. Mr. Ford has a B.B.A. in Finance from the University of Texas at Austin and an M.B.A. from Columbia Graduate Business School. He is the son of Gerald J. Ford, Chairman of the Board.

        Edward W. Rose, III has served as a director of the Company since March 1997. Mr. Rose also serves on the Company’s Audit and Compensation Committees. Mr. Rose served as a trustee of the Company’s predecessor from April 1992 until August 1996. Since February 1974, Mr. Rose has been the President and sole shareholder of Cardinal Investment Company, Inc., an investment firm. Mr. Rose is the Chairman of Drew Industries, Inc., a manufacturing conglomerate, and LBP Inc., formerly engaged in manufacturing home improvement products, and a director of ACE Cash Express, Inc., a check cashing company and of Osprey Holding, Inc. Mr. Rose has a B.S. in Engineering Science from the University of Texas and an M.B.A. from Harvard University. He is the father-in-law of Brandon Jones, who serves the Company as Senior Vice President of Business Development.

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        Gary Shultz has served as a director of the Company since November 1996. Mr. Shultz is Vice President of Ford Diamond Corporation, an affiliate of Gerald J. Ford, Chairman of the Board. Ford Diamond Corporation is the general partner of three partnerships which hold investments in real estate, equity securities and other assets. Mr. Shultz has served as President, Chief Executive Officer and a director of Global Apparel, Inc., a private investment company since April 1986. Mr. Shultz also served as owner and a director of Kingtex, Inc., a company that owned several Burger King franchises, until its sale in 1999. Mr. Shultz has a B.B.A. in Accounting from the University of North Texas.

        Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of all of the nominees. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If a nominee becomes unable or unwilling to serve, your Proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors, or the number of the Company’s directors will be reduced.

        Mr. Edwards has been nominated pursuant to the terms of his employment agreement with the Company, which requires the Company to use commercially reasonable efforts to cause the election of Mr. Edwards to the Board of Directors of the Company during any period in which he serves as an employee of the Company.

        The Board of Directors recommends that the stockholders vote FOR the election of each of these nominees.

PROPOSAL TWO — APPROVAL OF THE LIBERTÉ INVESTORS INC.
2002 LONG TERM INCENTIVE PLAN

        A copy of the Liberté Investors Inc. 2002 Long Term Incentive Plan (the “2002 Incentive Plan”) is attached to this proxy statement as Exhibit A. The following is a brief summary of some of the provisions of the 2002 Incentive Plan. This summary is not intended to be a complete description of the terms of the 2002 Incentive Plan; therefore, please refer to Exhibit A for the full text of the 2002 Incentive Plan. On July 9, 2002, the Board of Directors adopted the 2002 Incentive Plan, subject to approval by the Company’s stockholders.

        The Board of Directors believes that it is in the best interests of the Company to attract and retain the services of experienced and knowledgeable employees, consultants and non-employee directors. The 2002 Incentive Plan is designed to attract and retain key executives and other employees, non-employee directors and consultants by providing them with incentives and stock-based awards as a reward for their contribution to our success, and to align the interests of our stockholders, key employees, non-employee directors and consultants who provide services to the Company.

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2002 Incentive Plan Summary

        General. The 2002 Incentive Plan affords the Board of Directors and the Committee (as defined in the 2002 Incentive Plan) the ability to design management incentives that are responsive to the Company’s needs. The 2002 Incentive Plan permits the grant of awards consisting of incentive stock options, nonqualified stock options, restricted stock and stock appreciation rights (collectively referred to herein as “Awards”). All capitalized terms used herein shall have the meanings set forth in the 2002 Incentive Plan.

        Shares Authorized for Issuance. The number of shares of Common Stock that may be delivered under the 2002 Incentive Plan is 6,000,000 shares. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. If a Stock Option expires or terminates without having been exercised in full or shares are forfeited or transferred as payment of the Option Price, the shares that have not become outstanding shall become available for issuance under the 2002 Incentive Plan. If shares of Restricted Stock under the 2002 Incentive Plan are forfeited for any reason, such shares shall become available for issuance under the 2002 Incentive Plan, unless dividends with respect to such stock were paid to the Participant prior to the forfeiture of the shares.

        The aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options (“ISOs”) may not exceed 6,000,000 shares. Further, no Participant may be granted any Awards covering an aggregate of more than 3,000,000 shares of Common Stock during any fiscal year.

        Eligibility. Employees, consultants, and outside directors (non-employee directors) of the Company and its subsidiaries, may be selected by the Board of Directors to receive benefits under the 2002 Incentive Plan. However, only Employees of the Company and its subsidiaries are eligible to receive ISOs. As of September 24, 2002, four (4) employees, zero (0) consultants and five (5) non-employee directors of the Company are eligible for grants under the 2002 Incentive Plan.

        Stock Options. An Award of Stock Options may be granted by the Committee for either Nonqualified Stock Options or ISOs. The Option Price for any share of Common Stock that may be purchased under a Nonqualified Stock Option may be less than, equal to, or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock that may be purchased under an ISO must be at least equal to the Fair Market Value on the Date of Grant. However, if an ISO is granted to an Employee who owns or is deemed to own more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or subsidiary of the Company), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant. The Option Price is payable (a) in cash or check, bank draft, or money order payable to the order of the Company; (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date and owned by the Participant for at least six months prior to the Exercise Date; (c) if the Common Stock is no longer Nonpublicly Traded, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

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The following table sets forth the dollar value and the number of shares of Common Stock, which are determinable at this time, to be awarded if the 2002 Incentive Plan is approved.

Name and Position	Value(1)		Number of Units

Gerald J. Ford, Chairman(2)	0		0
Ellen V. Billings, Vice President, Secretary and Treasurer	0		0
Executive Group	$4,256,599	(3)	2,573,678
Non-Executive Director Group	0		0
Non-Executive Officer Employee Group	0		0

(1)	This amount was calculated using the Black-Scholes option pricing model, a complex mathematical formula that uses six different market-related factors to estimate the value of stock options. The six factors are the fair market value of the stock at date of grant, option exercise price, option term, risk-free rate of return, stock volatility and dividend yield. The Black-Scholes model generates an estimate of the value of the right to purchase a share of stock at a fixed price over a fixed period. The actual value, if any, an executive realizes will depend on whether the stock price at exercise is greater than the grant price, as well as the executive’s continued employment through the three-year vesting period and the 10-year option term. The following assumptions were used to calculate the Black-Scholes value:

Fair market value of common stock at date of grant	=	$3.60 for options granted on July 9, 2002
Option exercise price	=	$3.00 for options granted on July 9, 2002
Option term	=	10 years
Risk-free rate of return	=	Based on 10-year U.S. Treasury Notes
Company stock volatility	=	Based on daily common stock prices from July 1, 2001 through June 30, 2002

Company dividend yield	=	0.001%

Calculated Black-Scholes value	=	$1.65 per option for those granted on July 9, 2002

There is no assurance that the value received by the Executive Group or the Company’s stockholders will be at or near the estimated value derived by the Black-Scholes model.

(2)	Mr. Ford served as the Company’s President, Chief Executive Officer and Chairman in the past fiscal year.

(3)	The number of shares covered by the Option granted to Mr. Edwards is subject to adjustment, as described in the section titled “Adjustment of Option Shares” in Proposal Number 3 on page 11 of this Proxy Statement.

        Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) is the right to receive a payment, in cash, and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the SAR Price for such shares. The SAR Price for any share of Common Stock subject to a SAR may be less than, equal to, or greater than the Fair Market Value of the share on the Date of Grant. In the discretion of the Committee, the Company may satisfy its obligation upon exercise of a SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

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        Restricted Shares. A grant of Restricted Shares involves the immediate transfer by the Company to a Participant of ownership of a specific number of Common Shares in consideration of the performance of services. The Participant is entitled immediately to voting, dividend and other ownership rights in such shares, subject to the substantial risk of forfeiture and restrictions set forth in the 2002 Incentive Plan. If the Committee establishes a purchase price for an Award of Restricted Stock, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

        Restricted Shares must be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code for at least one year. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an Employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board of Directors for the period during which the forfeiture provisions are to continue. The Committee may, in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in the applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

        Vesting. The Committee determines the vesting schedule, if any, and conditions for each particular award, including the time limits for the exercise of options following certain events, such as death, disability or other termination of employment. Vesting typically occurs over some period of years, but may be accelerated in certain instances. The Committee is free to accelerate the vesting of an award for other reasons. The terms of the individual award are contained in a separate award agreement executed between the Company and the participant.

        Administration and Amendments. The 2002 Incentive Plan is to be administered by the Board of Directors, except that the Board of Directors has the authority under the 2002 Incentive Plan to delegate any or all of its powers under the 2002 Incentive Plan to a committee consisting of not less than two directors. The Board of Directors is authorized to interpret the 2002 Incentive Plan and related agreements and other documents. The Board of Directors has broad discretion to determine the terms of the awards, including the types of awards, exercise prices of stock options, vesting provisions, forfeiture and termination provisions and other restrictions.

        In addition, the Chief Executive Officer of the Company may recommend to the Committee to whom awards be granted, the number of shares to be granted in such award, and the price and terms of such awards. Further, the Committee may by resolution adopted by the Board of Directors, authorize one or more officers of the Company to designate eligible persons for awards and the number of shares to be given to such person; provided, however, that the resolution of the Board shall specify the total number of shares subject to such awards, the price to be paid for such awards, and not authorize the officer to designate himself as the recipient.

        The Board of Directors may amend, alter, revise, suspend, or discontinue the 2002 Incentive Plan from time to time without the consent of the Participants, except where so required by the terms of the 2002 Incentive Plan, applicable law or the rules and regulations of a national securities exchange; provided, however, that no amendment which requires stockholder approval in order for the 2002 Incentive Plan and ISOs awarded under the 2002 Incentive Plan to continue to comply with Sections 162(m), 421 and 422 of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

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        Transferability. ISOs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an ISO shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify this limitation to the extent the limitation is not required for compliance with Section 422 of the Code.

        Except as otherwise provided in the 2002 Incentive Plan, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or an SAR granted to a Participant to be on terms which permit transfer by such Participant to:

•	the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”);

•	a trust or trusts for the exclusive benefit of such Immediate Family Members;

•	a partnership in which the only partners are such Immediate Family Members and/or entities which are controlled by Immediate Family Members;

•	an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or

•	a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, as long as:

•	there is no consideration for any such transfer;

•	the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted is approved by the Committee and must expressly provide for transferability in a manner consistent with the 2002 Incentive Plan; and

•	subsequent transfers of transferred Nonqualified Stock Options or SARs are prohibited except those by will or the laws of descent and distribution.

        Adjustments. The number of shares and type of Common Stock (or the securities or property) that may be made the subject of Awards, the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the 2002 Incentive Plan, the Option Price of each outstanding Award, the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with the 2002 Incentive Plan, and the number of or SAR Price of shares of Common Stock subject to outstanding SARs previously granted and unexercised under the 2002 Incentive Plan are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event, the Committee, if deemed appropriate, may provide for a cash payment to the holder of an outstanding Award, except as may otherwise be provided by the applicable Award Agreement.

        Termination of the 2002 Incentive Plan and Stock Options. The 2002 Incentive Plan terminates in 10 years on July 9, 2012. The maximum term of a stock option or restricted award under the 2002 Incentive Plan is 10 years from the date it is granted. The 10-year term limitation is necessary to comply with the tax laws governing incentive stock options. The term of an incentive stock option must be limited to five years if the option is held by a 10% or greater stockholder.

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Federal Income Tax Consequences

        The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2002 Incentive Plan based on federal income tax laws currently in effect. This summary is not intended to be complete and does not describe state, local or foreign tax consequences.

Tax Consequences to Participants

        Nonqualified Stock Options. In general, (a) no income will be recognized by an optionee at the time a Nonqualified Stock Option is granted; (b) at the time of exercise of a Nonqualified Stock Option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise (see discussion below for the receipt of restricted shares on the date of exercise); and (c) at the time of sale of shares acquired pursuant to the exercise of a Nonqualified Stock Option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Such long-term capital gain may be eligible for reduced rates if applicable holding period requirements are satisfied.

        Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. Such long-term capital gain may be eligible for reduced rates if applicable holding period requirements are satisfied.

        If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of, the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

        Stock Appreciation Rights (SARs). No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

        Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code (“Restrictions”). However, a recipient who so elects under Section 83(b) within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares generally will be treated as compensation that is taxable as ordinary income to the participant.

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        Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or director to suit under Section 16(b) of the Exchange Act of 1934, as amended, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election under Section 83(b) has been made, the principal difference (in cases where the officer or director would otherwise be currently taxed upon his receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act of 1934, but no longer than six months.

Tax Consequences to the Company or Subsidiary

        To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Market Value of the Securities

        The aggregate market value of the Common Stock underlying the options is $24,060,000, based on the closing price of the Common Stock on September 24, 2002.

        In the event that holders of a majority of the Company’s Common Stock fail to approve the 2002 Incentive Plan, then Mr. Edwards would be entitled to pursue certain remedies described in his employment agreement and the Board of Directors of the Company would likely be required to reassess the terms of Mr. Edwards’ employment with the Company.

        The Board of Directors recommends a vote FOR the approval of the 2002 Long Term Incentive Plan.

PROPOSAL 3 — APPROVAL OF STOCK OPTION GRANT TO DONALD J. EDWARDS

        The Company and Donald J. Edwards entered into an employment agreement, dated as of July 1, 2002 (the “Employment Agreement”), which sets forth the terms and conditions of Mr. Edwards’ employment as the Company’s President and Chief Executive Officer. The Board of Directors is requesting stockholder approval of Section 4(h) of the Employment Agreement, which provides for a grant of a stock option to Mr. Edwards pursuant to a Nonqualified Stock Option Agreement by and between the Company and Mr. Edwards (the “Option Agreement”). A copy of the Employment Agreement is attached to the Company’s Form 8-K filed on July 11, 2002. A copy of the Option Agreement is attached hereto as Exhibit B, and the following discussion is qualified in its entirety by reference to the specific terms of the Employment Agreement and the Option Agreement. All capitalized terms in this proposal are as defined in the Option Agreement and/or the Employment Agreement unless noted otherwise.

        Grant.  In accordance with the terms of the Employment Agreement, on July 9, 2002 (the “Option Grant Date”), the Company granted Mr. Edwards an option to purchase 2,573,678 shares of Common Stock of the Company at an exercise price of $3.00 per share pursuant to the terms of the Option Agreement and subject to approval by the Company’s stockholders (referred to herein as the “Option” or the “Option Shares”). The aggregate market value of the securities underlying the options was $10,320,449 on September 24, 2002. The Option expires on July 9, 2012. The amount of the Option Shares granted on July 9, 2002 was intended to represent 10% of the Company’s fully diluted capital stock as of the effective date of the Employment Agreement, including for purposes of such calculation, the Options, the 10% Management Equity Pool referred to in the following paragraph and the Purchased Shares referred to in the following sentence. The Employment Agreement further grants Mr. Edwards, as an inducement to his employment with the Company, the right to purchase up to 333,333 shares of Common Stock of the Company (the “Purchased Shares”) within the first year of his employment with the Company at a price of $3.00 per share. The Employment Agreement provides that in the event the number of shares purchased by Mr. Edwards in the first year of his employment with the Company is less than 333,333 shares of Common Stock of the Company, then the number of Option Shares will be retroactively reduced to equal the number of shares of Common Stock of the Company representing 10% of the Company’s fully diluted capital stock as of the effective date of the Employment Agreement, calculated as provided above, but excluding for purposes of such calculation any Purchased Shares not actually purchased by Edwards. As of September 24, 2002, Mr. Edwards had purchased 166,667 of the 333,333 Purchased Shares contemplated by the Employment Agreement.

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        Management Equity Grant. In the Employment Agreement, the Company further agrees to reserve and make available for grant to the Company’s employees, other than Edwards, as options (the “Management Equity Pool”), additional shares of its Common Stock, representing an additional 10% of the Company’s fully diluted capital stock as of July 1, 2002, which amount also shall be adjusted to maintain a 10% fully diluted equity ownership in the same manner as the Option Shares.

        Dilution Adjustment. The Employment Agreement provides that the Company shall grant additional stock options to Mr. Edwards and the Management Equity Pool in order to maintain their 10% fully diluted equity ownership position in the Company with respect to the first $60 million of additional capital raised by the Company in connection with any future equity offerings in which the Company engages. Such fully diluted calculation includes all shares issued and outstanding as of July 9, 2002, plus all shares reserved for issuance in connection with the exercise of the Stock Option and the Management Equity and the Purchased Shares (to the extent actually purchased by Mr. Edwards), but excludes any Excluded Shares. Such “Excluded Shares” include the following:

•	securities other than the shares under the Management Equity Pool that are issuable or issued pursuant to equity compensation grants to employees, consultants or directors pursuant to plans or other arrangements approved by the Board of Directors of the Company;

•	securities issuable or issued in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, provided that such issuance is approved by the Board of Directors of the Company;

•	securities issuable or issued in connection with lease lines, bank financings or similar transactions that are primarily of a non-equity financing nature and are approved by the Board of Directors of the Company;

•	securities issuable or issued in connection with corporate or strategic partnering agreements or agreement to license technology, provided that such issuance is approved by the Board of Directors of the Company; and

•	any other securities issuable or issued by the Company for which an adjustment would otherwise be made pursuant to adjustment of the number of shares under the Option.

        All additional stock options issued to Edwards in such case would be subject to the same rights, conditions and limitations as the Option granted under the Option Agreement.

        Adjustment of Option Shares. The number of shares of Common Stock covered by the Option, and the Option Prices thereof, may be subject to adjustment, conversion, or cancellation, in accordance with the terms of the 2002 Incentive Plan, (i) in the event any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee that administers the 2002 Incentive Plan to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the 2002 Incentive Plan or (ii) in the event of a recapitalization, merger or consolidation.

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        Vesting.   A portion of the Option Shares will vest and become exercisable as of the first day of each month following the Date of Grant until all such Option Shares are fully vested and exercisable. For all periods of time prior to the Company’s first Acquisition Transaction, the portion of the Option Shares that will vest and become exercisable each month will be equal to the product of the total number of Option Shares granted multiplied by 1/160. For all periods of time after the Company’s first Acquisition Transaction, the portion of the Option Shares that will vest and become exercisable each month will be equal to the product of the total number of Optioned Shares granted multiplied by 1/140. Notwithstanding the foregoing, in the event of a Change in Control (as defined in the 2002 Incentive Plan), the Participant’s termination of service by the Participant for Good Reason or by the Company without Cause, or the Participant’s termination of service due to death or permanent disability, all Option Shares will immediately become vested and exercisable.

        Forfeiture of Option Shares. The unvested portion of the Option Shares relating to the Stock Option will be subject to forfeiture on the date of Mr. Edwards’ termination of service with the Company. The unexercised portion of the Option that relates to shares that are or that become vested will be subject to forfeiture at the first of the following to occur: (i) 5 p.m. on the date the Option Period terminates; (ii) 5 p.m. on the date that is twelve (12) months following Mr. Edwards’ Termination of Service by the Company for Cause; or (iii) 5 p.m. on the date that is twenty-four (24) months following the date of Mr. Edwards’ Termination of Service for any reason other than by the Company for Cause, including a Termination of Service due to Mr. Edwards’ death or disability, Termination of the Service by Mr. Edwards with or without Good Reason, and Termination of Service by the Company without Cause.

        Payment of Purchase Price. Payment of the purchase price for shares purchased upon an exercise of the Option Agreement may be made:

•	in cash or check, bank draft, or money order payable to the order of the Company;

•	Common Stock (including Restricted Stock) owned by Mr. Edwards on the Exercise Date, valued at its Fair Market Value on the Exercise Date and owned by Mr. Edwards for at least six months prior to the Exercise Date;

•	if the Common Stock is no longer Nonpublicly Traded, by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from Mr. Edwards to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price; and/or

•	in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

        Registration Rights. The Company will use commercially reasonable efforts within 180 days of the Option Grant Date to file a Registration Statement covering the shares of Common Stock that may be delivered pursuant to the Option Agreement, including the Option Shares and shares of Common Stock relating to the Additional Options, if applicable, and will use commercially reasonable efforts to have such Registration Statement declared and remain effective as soon as practicable thereafter.

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Transferability. The Option Agreement is not transferable except as follows: the Option Agreement may be transferred in whole or in part to:

•	any of the Mr. Edwards’ Immediate Family Members (as defined in the 2002 Incentive Plan);

•	a trust or trusts for the exclusive benefit of such Immediate Family Members;

•	a partnership in which the only partners are such Immediate Family Members and/or entities, a majority of the beneficial ownership of which is owned by Immediate Family Members;

•	an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”); or

•	a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code under certain circumstances.

        In the event that holders of a majority of the Company’s Common Stock fail to approve the stock option grant to Mr. Edwards, then Mr. Edwards would be entitled to pursue certain remedies described in his employment agreement and the Board of Directors of the Company would likely be required to reassess the terms of Mr. Edwards’ employment with the Company.

        The Board of Directors recommends a vote FOR the approval of the stock option grant.

PROPOSAL FOUR — SELECTION OF INDEPENDENT AUDITORS

        On September 6, 2002, on the recommendation of the Audit Committee, the Board of Directors ratified the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending June 30, 2003. KPMG LLP served as the Company’s independent auditors for the fiscal year ended June 30, 2002.

Audit Fees

        During the fiscal year ended June 30, 2002, the Company paid its independent auditors, KPMG LLP, the amounts shown below for services in the indicated categories:

Audit Fees	$34,000
Merger and Acquisition Assistance Fees	17,674

Total	$51,674

        The Audit Committee of the Company has reviewed whether the amounts paid to KPMG for non-audit services is compatible with maintaining the independence of KPMG.

        The Company expects that representatives of KPMG LLP will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

        The Board of Directors recommends that stockholders vote FOR the ratification of the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending June 30, 2003.

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EXECUTIVE OFFICERS

The following table provides information concerning the executive officers of the Company:

Name	Age	Position

Gerald J. Ford	58	Chairman of the Board and Director
Donald J. Edwards	36	President, Chief Executive Officer and Director
Ellen V. Billings	34	Vice President, Secretary and Treasurer

        Please see Proposal Number One for a brief biography of each of Gerald J. Ford and Donald J. Edwards.

        Ellen V. Billings has served as Vice President and Controller of the Company since May 2001. She has also served as Secretary and Treasurer of the Company since July 2001. Ms. Billings has extensive experience in the preparation of financial reports of publicly traded companies. Ms. Billings has been employed by California Federal Bank as a financial analyst since August 2000. She also served California Federal Bank as an accountant from November 1991 through May 2000. Ms. Billings is a Certified Public Accountant, and has a B.B.A. in Accounting from Stephen F. Austin State University.

MEETINGS AND COMMITTEES OF DIRECTORS

        The Company’s Board of Directors held five meetings during the Company’s fiscal year ended June 30, 2002. No director attended fewer than 75% of the board and committee meetings held last fiscal year.

        The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Board of Directors currently has no nominating committee or other committee which performs similar functions, but intends to develop such committee within the next fiscal year. The Board of Directors as a whole currently oversees the nominating function.

        The Audit Committee reviews the results and scope of the annual audit and other services provided by the Company’s independent auditors. On July 25, 2000, the Board of Directors adopted the Audit Committee Charter, being the written charter for the Audit Committee.

        The Audit Committee met four times during the Company’s fiscal year ended June 30, 2002. The current members of the Audit Committee are Messrs. Bishop, Cash and Rose. The members of the Audit Committee are independent, as defined in Rule 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listing Requirements. If elected to serve on the Board of Directors at the Annual Meeting, Messrs. Bishop, Cash and Rose will continue to serve as the members of the Audit Committee and Mr. Rose will serve as Chairman of the Audit Committee for the Company’s fiscal year ending June 30, 2003.

        The Compensation Committee reviews and approves the salary and other compensation that the Company pays its sole executive officer. The Compensation Committee did not meet during the Company’s fiscal year ended June 30, 2002. The current members of the Compensation Committee are Messrs. Bishop, Rose and Gerald J. Ford. If elected to serve on the Board of Directors at the Annual Meeting, Messrs. Bishop, Rose and Gerald J. Ford will continue to serve as the members of the Compensation Committee and Mr. Bishop will serve as Chairman of the Compensation Committee for the Company’s fiscal year ending June 30, 2003. The Company’s Board of Directors is currently reviewing the composition of the Compensation Committee pursuant to the newly-proposed NYSE rules regarding director independence and compensation committees. The Company may make whatsoever changes are necessary to comply with the new proposals during the next fiscal year.

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INFORMATION REGARDING INDEPENDENT
AUDITORS AND RELATED MATTERS

Report of the Audit Committee

        The Audit Committee reviews and supervises the Company’s procedures for recording and reporting the financial results of its operations on behalf of the Board of Directors. The Company’s management has primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

        The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended June 30, 2002 and has discussed those financial statements with the Company’s management.

        The Audit Committee has also discussed with the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, the judgments of the independent auditors concerning the quality of the Company’s accounting principles. The Audit Committee has discussed the matters with the independent auditors required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380). In addition, the Audit Committee has received from the independent auditors the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed their independence from the Company and the Company’s management with them, including a consideration of the compatibility of nonaudit services with their independence.

        Based on the reviews and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements for the fiscal year ended June 30, 2002 be included in the Company’s Annual Report on Form 10-K for the year then ended to be filed with the Securities and Exchange Commission.

Audit Committee: Gene H. Bishop Harvey B. Cash Edward W. Rose, III

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MANAGEMENT COMPENSATION

Executive Officer Compensation

        Donald J. Edwards serves the Company as President and Chief Executive Officer. Mr. Edwards was employed by the Company effective as of July 1, 2002. Mr. Edwards did not receive any compensation from the Company during the fiscal years ended June 30, 2002, 2001 or 2000.

        Gerald J. Ford served the Company as Chief Executive Officer until July 1, 2002. Mr. Ford did not receive any compensation from the Company during the fiscal years ended June 30, 2002, 2001 or 2000.

        Ellen V. Billings has served as Vice President and Controller of the Company since May 2001. She has also served as Secretary and Treasurer of the Company since July 2001.

        No executive officer of the Company has an annual salary and bonus exceeding $100,000.

Trustee Retirement Plan

        The Company’s predecessor, Liberté Investors, had a retirement plan for trustees who attained the age of 75 during their term of office or who attained the age of 65 during their term of office and had served as trustee for at least 15 years. Pursuant to this retirement plan, a retiring trustee would serve as a trustee emeritus for the year immediately after his retirement and would receive compensation equal to the other trustees for such service. For the four years immediately following service as a trustee emeritus, Liberté Investors would pay the retired trustee an annual retirement benefit of $18,000. The Company assumed the obligations of Liberté Investors under this retirement plan. The Company had accrued as the sole liability under this plan $72,000 in retirement benefits payable to Mr. Bishop upon his retirement. In 1997, the Company’s Board of Directors terminated this plan and set aside $72,000 for the benefit of Mr. Bishop, with interest to accrue thereon at the rate of 6% per annum until paid to Mr. Bishop. The Company has no other obligations under such plan.

Director Compensation

        The Company currently pays each director other than Gerald J. Ford and Donald J. Edwards a $900 monthly retainer and an additional $500 for each meeting of the directors or any board committee meeting attended. In addition, the Company currently reimburses each director for his travel and related expenses when attending meetings or otherwise performing services on behalf of the Company.

Option and SAR Grants

        The Company had no employee benefit plans in place during the last fiscal year. Therefore, no options or SAR grants were granted in the last year.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

        The goals of the Company’s compensation program have been to compensate the Company’s executive officers and employees in a manner that advances the Company toward its overall business objectives, to foster teamwork and to enable the Company to attract, retain and reward employees who contribute to the Company’s long-term success.

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        The Compensation Committee periodically reviews the Company’s compensation policy and any changes to the current level of compensation of the chief executive officer is at the discretion of the Compensation Committee.

        Neither Gerald J. Ford nor Donald J. Edwards received any compensation from the Company during the Company’s most recent fiscal year for services rendered as a director or executive officer, or in any other capacity.

Compensation Committee: Gene H. Bishop Edward W. Rose, III Gerald J. Ford

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        The Compensation Committee of the Company for the Company’s fiscal year ended June 30, 2002 consisted of Messrs. Bishop, Rose and Gerald J. Ford, none of whom was a salaried employee of the Company or any of its subsidiaries during such year. Gerald J. Ford, however, was an officer of the Company from August 1996 until July 1, 2002. The Compensation Committee reviewed and approved the salary and other compensation that the Company paid to its chief executive officer.

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PERFORMANCE GRAPH

        The Performance Graph shown below was prepared by the Company for use in this Proxy Statement. Historic stock price performance is not necessarily indicative of future stock performance. The graph was prepared based upon the following assumptions:

1.	On June 30, 1997, $100 was invested in common stock of the Company, the Real Estate Investment Trust Industry Index compiled by Research Data Group (the “Peer Group”) and the New York Stock Exchange Market Value Index. When this performance graph was prepared, the Industry Index was composed of those companies included in SIC Code 6798 (Real Estate Investment Trusts).

2.	Dividends are reinvested on the ex-dividend dates.

The chart above was plotted using the following data:

	June 30, 1997	June 30, 1998	June 30, 1999	June 30, 2000	June 29, 2001	June 28, 2002

Liberté Investors Inc.	$100.00	$85.19	$79.43	$76.08	$104.34	$96.35
Peer Group	$100.00	$103.31	$97.01	$98.23	$123.16	$143.23
New York Stock Exchange	$100.00	$125.15	$140.15	$139.03	$134.45	$115.27

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of September 24, 2002 by (i) each person known by the Company to be the beneficial owner of 5% or more of the outstanding shares of common stock, (ii) the chief executive officer of the Company, (iii) each director of the Company, and (iv) all executive officers and directors of the Company as a group. Except as indicated in the footnotes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

Beneficial Owner	Shares Beneficially Owned(1)		Percentage Beneficially Owned(1)

Gerald J. Ford Hunter’s Glen/Ford, Ltd. 200 Crescent Court, Suite 1350, Dallas, Texas 75201	9,363,239	(2)	45.48%
Donald J. Edwards	333,333	(3)	1.62%
Gene H. Bishop	219,000	(4)	1.06%
Harvey B. Cash	0		N/A
Jeremy B. Ford	596,500		2.90%
Edward W. Rose, III	972,114	(5)	4.72%
Gary Shultz	10,000		*
Ellen V. Billings	1,316		*
All executive officers and directors as a group (6 persons)	10,899,002		52.93%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or disposition power with respect to securities. All shares indicated as beneficially owned are of the Company’s common stock.

(2)	Includes 8,002,439 shares owned through Hunter’s Glen; 764,300 shares owned through Turtle Creek Revocable Trust; and 596,500 shares owned by Jeremy B. Ford, Mr. Ford’s son. Because Mr. Ford is one of two general partners of Hunter’s Glen, and the sole shareholder of Ford Diamond Corporation, a Texas corporation and the other general partner of Hunter’s Glen, Mr. Ford is considered the beneficial owner of the shares that Hunter’s Glen owns. Since Mr. Ford is trustee of Turtle Creek Revocable Trust, Mr. Ford is considered the beneficial owner of the shares that Turtle Creek owns.

(3)	Includes 166,667 shares owned by Mr. Edwards from a purchase under a grant by the Board of Directors as an inducement to his employment with the Company, and 166,666 shares that Mr. Edwards may purchase within one year of his employment with the Company under such grant.

(4)	Includes 200,000 shares held by Mr. Bishop directly; 8,500 shares held by Mr. Bishop as trustee of the JHB 1994 Trust, a trust created for the benefit of Mr. Bishop’s son; 5,200 shares held by John Hulen Bishop, Mr. Bishop’s son; and 5,300 shares held by Kathryne Martin Morris, Mr. Bishop’s step-daughter.

(5)	Willowwood Partners, L.P. owns 952,114 shares. Because Mr. Rose is the owner of Cardinal Portfolios Company, the general partner of Willowwood, he is also considered the beneficial owner of the shares that Willowwood owns. Willowwood and Mr. Rose share voting and investment power over the 952,114 shares. Trusts established for the benefit of Mr. Rose and his descendants own 20,000 shares. As the investment trustee and beneficiary under such trusts, Mr. Rose is considered the beneficial owner of the 20,000 shares that such trusts own. Mr. Rose possesses sole voting and investment power over the 20,000 shares owned by such trusts.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Hunter’s Glen and the Company have entered into a Registration Rights Agreement dated August 16, 1996 (the “Purchaser Registration Rights Agreement”), pursuant to which Hunter’s Glen and certain subsequent holders of the shares of common stock (the “Hunter’s Glen Shares”) were granted certain registration rights with respect to their shares until (i) such shares have been sold pursuant to a resale registration statement filed with the SEC, (ii) such shares have been sold under the safe-harbor provision of Rule 144 under the Securities Act of 1933, as amended, or (iii) such shares have been otherwise transferred and the Company has issued new stock certificates representing such shares without a legend restricting further transfer. The holders of not less than 20% of the Hunter’s Glen Shares may require the Company to file a shelf registration statement registering their sale of such shares. The Company will be required to maintain the effectiveness of such registration statement for two years. In addition, the holders of not less than 20% of the Hunter’s Glen Shares may make two demands upon the Company to register their sale of such shares in underwritten offerings, provided that the shares to be sold have a fair market value in excess of $5.0 million. Finally, the holders of the Hunter’s Glen Shares may require the Company to register the sale of their shares if the Company proposes to file a registration statement under the Securities Act of 1933 for its account or the account of its security holders, other than a registration statement concerning a business combination, an exchange of securities or an employee benefit plan. The holders of these registration rights may exercise them at any time until the holders of such shares own an aggregate of less than 5% of the outstanding shares of common stock and are no longer affiliates of the Company under the United States federal securities laws. The Company will bear all of the expenses of these registrations, except any underwriters’ commissions, discounts and fees, and the fees and expenses of any legal counsel to the holders of the Hunter’s Glen Shares. Hunter’s Glen owns 8,002,439 shares of common stock. Because Gerald J. Ford is one of two general partners of Hunter’s Glen, and the sole shareholder of Ford Diamond Corporation, the other general partner of Hunter’s Glen, he is considered the beneficial owner of the shares of common stock that Hunter’s Glen owns.

        Donald J. Edwards and the Company have entered into a Registration Rights Agreement dated as of July 1, 2002 (the “Edwards Registration Rights Agreement”), pursuant to which Mr. Edwards was granted certain registration rights. Under the Edwards Registration Rights Agreement, the Company must use commercially reasonable efforts by December 28, 2002, to file a registration statement covering the shares of the Company’s common stock that Mr. Edwards currently owns or may acquire from time to time pursuant to the exercise of the stock options, and must use commercially reasonable efforts to have such Registration Statement declared and remain effective as soon as practicable thereafter.

        Jeremy B. Ford, a director of the Company, is the son of Gerald J. Ford, the Chairman of the Board of Directors of the Company. On July 1, 2002, Jeremy B. Ford was employed by the Company as an analyst for an annual salary of $100,000.

        Brandon L. Jones is the Company’s Senior Vice President of Business Development and is the son-in-law of Edward W. Rose, III, a director of the Company. Mr. Jones’ annual salary is $100,000. Mr. Jones is also employed by Golden State Management Inc. (“GSM”), a company that is a wholly-owned subsidiary of Golden State Bancorp Inc. (“GSB”). Gerald J. Ford is Chief Executive Officer and Chairman of the Board of Directors of GSB and owns approximately 14.8% of the outstanding common stock of GSB. Pursuant to Mr. Jones’ employment arrangement with GSM, he is paid an annual salary of $200,000. The Company reimburses GSM $100,000 of the $200,000 paid by GSM for its use of Mr. Jones’ services. GSB has recently entered into a merger agreement with Citigroup Inc., and the Company anticipates that Mr. Jones’ employment by GSM will be terminated upon the closing of such transaction. In such event, the Company plans to negotiate the terms of Mr. Jones employment by the Company further.

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DIRECTOR AND OFFICER INDEMNIFICATION

        The Company has entered into indemnification agreements with each of its directors and its executive officer pursuant to which the Company has agreed to indemnify the director or executive officer to the fullest extent permitted by law, and to advance expenses, if the director or executive officer becomes a party to, or witness or other participant in, any threatened, pending or completed action, suit or proceeding by reason of any occurrence related to the fact that such person is or was a director, officer, agent or fiduciary of the Company or a subsidiary of the Company, or another entity at the Company’s request, unless a reviewing party (either outside counsel or a committee of the Board of Directors) determines that the person would not be entitled to indemnification under applicable law. In addition, if a change in control or a potential change in control of the Company occurs and if the person indemnified so requests, the Company will establish a trust for the benefit of the indemnitee and fund the trust in an amount sufficient to satisfy all expenses reasonably anticipated at the time of the request to be incurred in connection with any claim relating to an indemnifiable event. The reviewing party will determine the amount to be deposited in the trust. An indemnitee’s rights under the indemnification agreements are not exclusive of any other rights under the Company’s Certificate of Incorporation or Bylaws or applicable law.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and beneficial owners of more than 10% of its shares of common stock to file with the SEC and the New York Stock Exchange initial reports of ownership of shares of common stock and reports of changes in ownership. The SEC’s rules require such persons to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company by its directors, executive officers and beneficial owners of more than 10% of its shares of common stock, and written representations that no other reports were required with respect to the fiscal year ended June 30, 2002, the Company believes that all persons required to comply with Section 16(a) complied with all applicable Section 16(a) filing requirements for such year on a timely basis, with the exception that the Form 3, Initial Statement of Beneficial Ownership of Securities for Ellen V. Billings was filed late after Ms. Billings was elected Vice President and Controller of the Company in June 2001.

ADDITIONAL INFORMATION

Stockholder Proposals

        Any stockholder who wishes to submit a proposal for inclusion in the proxy material and for presentation at the Company’s 2003 Annual Meeting of Stockholders must forward such proposal to the Secretary of the Company at 200 Crescent Court, Suite 1365, Dallas, Texas 75201, so that the Secretary receives it no later than June 6, 2003. Unless a stockholder who wishes to bring a matter before the stockholders at the Company’s 2002 Annual Meeting of Stockholders notifies the Company of such matter prior to August 20, 2003, the matter will be considered untimely, and the persons named on the proxy will have discretionary voting authority on the matter.

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Information to Stockholders

        Any stockholder, upon written request made to the Company’s Secretary, at 200 Crescent Court, Suite 1365, Dallas, Texas 75201, will be provided, without charge, a copy of the Company’s annual report on Form 10-K (including the financial statements, financial statement schedules and a list briefly describing all exhibits) for the Company’s fiscal year ended June 30, 2002.

Annual Report

        The Company’s annual report to stockholders for the fiscal year ended June 30, 2002, including financial statements, is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the proxy solicitation material.

By Order of the Board of Directors, /s/ Ellen V. Billings Ellen V. Billings Vice President, Secretary and Treasurer

Dallas, Texas October 4, 2002 23

EXHIBIT A

LIBERTÉ INVESTORS INC.
2002 LONG TERM INCENTIVE PLAN

        The Liberté Investors Inc. 2002 Long Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Liberté Investors Inc., a Delaware corporation (the “Company”). This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by written consent in accordance with applicable law. Subject to such approval, Stock Options may be granted hereunder on and after the adoption of this Plan by the Board.

ARTICLE 1
PURPOSE

        The purpose of the Plan is to foster and promote the long-term financial success of the Company and its Subsidiaries and materially increase the value of the Company and its Subsidiaries by (a) encouraging the long-term commitment of the Employees, Consultants, and Outside Directors of the Company and its Subsidiaries, (b) motivating performance of the Employees, Consultants, and Outside Directors of the Company and its Subsidiaries by means of long-term performance related incentives, (c) encouraging and providing Employees, Consultants, and Outside Directors of the Company and its Subsidiaries with an opportunity to obtain an ownership interest in the Company, (d) attracting and retaining outstanding Employees, Consultants, and Outside Directors by providing incentive compensation opportunities, and (e) enabling participation by Employees, Consultants, and Outside Directors in the long-term growth and financial success of the Company and its Subsidiaries.

ARTICLE 2
DEFINITIONS

        For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

        2.1   “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, or SAR, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

        2.2   “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

        2.3   “Award Period” means the period set forth in the Award Agreement with respect to a Stock Option during which the Stock Option may be exercised, which shall commence on the Date of Grant and expire at the time set forth in the Award Agreement.

        2.4   “Board” means the board of directors of the Company.

        2.5   “Change in Control” shall mean any of the following: (i) any consolidation, merger or share exchange of the Company in which the holders of a majority of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor thereto following such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 50% or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 50% of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquiror is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, or (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

        2.6   “Code” means the Internal Revenue Code of 1986, as amended.

        2.7   “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

        2.8   “Common Stock” means the common stock, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

        2.9   “Company” means Liberté Investors Inc., a Delaware corporation, and any successor entity.

        2.10   “Consultant” means any person performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, to whom the Company chooses to grant an Award in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

        2.11   “Corporation” means any entity that (i) is defined as a corporation under Code Section 7701 and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

        2.12   “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement.

        2.13   “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

        2.14   “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

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        “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board Committee may utilize one or more Independent Third Parties.

        2.15   “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

        2.16   “Nonpublicly Traded” means not listed on a national securities exchange registered with the Securities and Exchange Commission or designated for trading on the Nasdaq National Market.

        2.17   “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, to which Section 421 of the Code does not apply.

        2.18   “Option Price” means the price that must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

        2.19   “Outside Director” means a director of the Company who is not an Employee.

        2.20   “Participant” means an Employee, Consultant, or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

        2.21   “Plan” means this Liberté Investors Inc. 2002 Long Term Incentive Plan, as amended from time to time.

        2.22   “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

        2.23   “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.5 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

        2.24   “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

        2.25   “SAR” or “stock appreciation right” means the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the SAR Price for such shares.

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        2.26   “SAR Price” means the exercise price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

        2.27   “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

        2.28   “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

        2.29   “Termination of Service” occurs when a Participant who is an Employee or a Consultant of the Company or any Subsidiary shall cease to serve as an Employee or Consultant of the Company and its Subsidiaries, for any reason; or, when a Participant who is an Outside Director of the Company or a Subsidiary shall cease to serve as a director of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes a Consultant or an Outside Director or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Code section 422 upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option.

        2.30   “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant is incapacitated and absent from his or her duties with the Company or any Subsidiary on a full time basis for a period of six (6) continuous months or for at least one hundred eighty (180) days during any twelve (12) –month period as a result of mental or physical illness or physical injury, as determined in good faith by the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.

ARTICLE 3
ADMINISTRATION

        3.1   General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

        Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

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        3.2   Designation of Participants and Awards.

        (a)        The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, no member of the Committee shall participate in any decisions regarding any Award granted hereunder to such member. All decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

        In addition, the Chief Executive Officer of the Company may recommend to the Board or the Committee (i) that Awards be granted to one or more Employees, Officers, Consultants, or Outside Directors, (ii) the number of shares of Common Stock to be subject to such Awards, and (iii) the price to be paid for such Awards and such other terms that the Chief Executive Officer deems appropriate with respect to such Awards; in such case, the Chief Executive Officer’s recommendations shall not be binding on the Board and the Board may, in its sole discretion, accept or deny the Chief Executive Officer’s recommendations.

        (b)        Notwithstanding Subsection 3.2(a), the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award. The Authorized Officer shall notify the Committee in writing of the persons designated to receive such Awards, the type of Award or the type of Incentives subject to the Award, the Date of Grant, the number of shares of Common Stock that will be subject to such Awards, and the purchase price to be paid for such shares. If authorized to do so in the Board’s written resolution, the Authorized Officer shall cause the Company to execute an Award Agreement with the Participant, subject to the Committee’s ratification of such terms of an Award as required by law.

        Within an administratively reasonable time after receipt of the Authorized Officer’s written notice of one or more Awards, the Committee shall authorize or ratify the grant of such Awards and shall prescribe all other terms of such Awards pursuant to its authority set forth in Subsection 3(a).

        3.3   Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii)  establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

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        The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

        With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4
ELIGIBILITY

        Any Employee (including an Employee who is also a director or an officer), Outside Director, or Consultant of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Outside Director, or Consultant of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Outside Directors, or Consultants, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5
SHARES SUBJECT TO PLAN

        5.1   Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 6,000,000 shares. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

        5.2   Reuse of Shares. Subject to Section 5.2(c), if, and to the extent:

(a) A Stock Option shall expire or terminate for any reason without having been exercised in full, or in the event that a Stock Option is exercised or settled in a manner such that some or all of the shares of Common Stock relating to the Stock Option are not issued to the Participant (or beneficiary) (including as the result of the use of shares for withholding taxes), the shares of Common Stock subject thereto which have not become outstanding shall (unless the Plan shall have sooner terminated) become available for issuance under the Plan; in addition, with respect to any share-for-share exercise or cashless exercise pursuant to Section 8.3 or otherwise, only the “net” shares issued shall be deemed to have become outstanding for purposes of the Plan as a result thereof.

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(b) If shares of Restricted Stock under the Plan are forfeited for any reason, such shares of Restricted Stock shall (unless the Plan shall have sooner terminated) become available for issuance under the Plan; provided, however, that if any dividends paid with respect to shares of Restricted Stock were paid to the Participant prior to the forfeiture thereof, such shares shall not be reused for grants or awards.

(c) In no event shall the number of shares of Common Stock subject to Incentive Stock Options exceed, in the aggregate, 6,000,000 shares of Common Stock plus shares subject to Incentive Stock Options which are forfeited or terminated, or expire unexercised.

ARTICLE 6
GRANT OF AWARDS

        6.1   In General. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years after the date of adoption of this Plan. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any Incentive Stock Option, other Stock Option which the Committee determines may be subject to Code Section 162(m), or Stock Option which requires approval of this Plan by stockholders under any applicable stock exchange rules which is granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

        6.2   Stock Options. The grant of an Award of Stock Options shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth: (i) the Incentive or Incentives being granted, (ii) the total number of shares of Common Stock subject to the Incentive(s), (iii) the Option Price, (iv) the Award Period, (v) the Date of Grant, and (vi) such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan.

        6.3   Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be less than, equal to, or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

        6.4   Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

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        6.5   Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified performance goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock need not be the same with respect to each Participant. If the Committee establishes a purchase price for an Award of Restricted Stock, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(a) Legend on Shares. Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.11 of the Plan.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed in such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement for shares of Common Stock subject to restrictions shall require that: (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

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(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Company performance, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

        6.6   Maximum Individual Grants. No Participant may receive during any fiscal year of the Company Awards covering an aggregate of more than 3,000,000 shares of Common Stock.

        6.7   SAR. An SAR shall entitle the Participant at his election to surrender to the Company the SAR, or portion thereof, as the Participant shall choose, and to receive from the Company in exchange therefor cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share over the SAR Price per share specified in such SAR, multiplied by the total number of shares of the SAR being surrendered. In the discretion of the Committee, the Company may satisfy its obligation upon exercise of a SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

        6.8   Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and an SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

        6.9   SAR Price. The SAR Price for any share of Common Stock subject to a SAR may be less than, equal to, or greater than the Fair Market Value of the share on the Date of Grant.

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ARTICLE 7 AWARD PERIOD; VESTING

7.1 Award Period.

(a) Subject to the other provisions of this Plan, the Committee shall specify in the Award Agreement the Award Period for a Stock Option. No Stock Option granted under the Plan may be exercised at any time after the end of its Award Period. The Award Period for any Stock Option shall be no more than ten (10) years from the Date of Grant of the Stock Option. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the Award Period of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

(b) In the event of a Termination of Service of a Participant, the Award Period for a Stock Option shall be reduced or terminated in accordance with the Award Agreement.

        7.2   Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8
EXERCISE OF INCENTIVE

        8.1   In General. The Committee, in its sole discretion, may determine that a Stock Option will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

        8.2   Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

        8.3   Exercise of Stock Option.

(a) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) if the Common Stock is no longer Nonpublicly Traded, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option with an Option Price equal to the value of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

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(b) Issuance of Certificate. Except as otherwise provided in Section 6.5 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(c) Failure to Pay. Except as may be otherwise provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Company.

        8.4   SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall receive from the Company in exchange therefor cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered. In the discretion of the Committee, the Company may satisfy its obligation upon exercise of a SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

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        8.5   Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9
AMENDMENT OR DISCONTINUANCE

        Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Except as otherwise provided in any existing Award Agreement, any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan. Except as otherwise provided in any Award Agreement, in the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10
TERM

        The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on the date that is ten years after the date this Plan is adopted by the Board, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11
CAPITAL ADJUSTMENTS

        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 6.6 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.5, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award, except as may otherwise be provided in an applicable Award Agreement. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Code Section 422. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject. No adjustment or cash payment will be required under this Article 11 for the issuance of Common Stock for such consideration, not less than the par value of the Common Stock, as may be determined from time to time by the Board to be fair consideration.

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        Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION

        12.1   No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        12.2   Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

        12.3   Exchange or Cancellation of Incentives Where Company Does Not Survive. In the event of any merger, consolidation or share exchange which is a Change of Control in which the Company does not survive, there may be substituted for each share of Common Stock subject to the unexercised portions of outstanding Stock Options or SARs, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Stock Options or SARs to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

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        Notwithstanding the foregoing, however, all Stock Options or SARs may be canceled by the Company, in its sole discretion, as of the effective date of any merger, consolidation or share exchange which is a Change of Control in which the Company does not survive, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel such Stock Options or SARs and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to such outstanding Stock Options or SARs, including, in the Board’s discretion, some or all of the shares as to which such Stock Options or SARs would not otherwise be vested and exercisable; or

(b) paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the exercise price per share of such Stock Option (hereinafter the “Spread”), multiplied by the number of shares subject to the Stock Option. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Stock Options shall be made, such as deeming the Stock Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c) A Stock Option or SAR that by its terms would be vested and exercisable upon a Change in Control will be considered vested and exercisable for purposes of Section 12.3(a) hereof.

ARTICLE 13
LIQUIDATION OR DISSOLUTION

        Subject to Section 12.3 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the purchase price, if any, Option Prices or SAR Prices then in effect with respect to each Stock Option or SAR shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company’s Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

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ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

        Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15
MISCELLANEOUS PROVISIONS

        15.1   Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

        15.2   Nonpublicly Traded Common Stock. In the event a Participant receives, as Restricted Stock or pursuant to the exercise of a Stock Option, shares of Common Stock that are Nonpublicly Traded (as defined herein), the Committee may impose restrictions and conditions on the transfer or other disposition of those shares. The restrictions and conditions may be reflected in the Award Agreement or in a separate stockholders’ agreement.

        15.3   No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

        15.4   Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

        15.5   Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

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        15.6   Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded; and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

        15.7   Lock-up Agreement. The Company may require that an Award Agreement include a provision requiring a Participant to agree that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, no shares of Common Stock received by the Participant under such Award Agreement may be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least one hundred eighty (180) days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board may determine, if all of the Company’s directors and officers agree to be similarly bound. The obligations contained in an Award Agreement, if applicable, shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date five (5) years after the closing of the Company’s initial public offering, provided, however, that this Section 15.7 shall cease to apply to any such shares of Common Stock sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of the applicable Award Agreement.

        15.8   Tax Requirements. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Notwithstanding the foregoing, in the event of an assignment of a Nonqualified Stock Option or SAR pursuant to Section 15.9, the Participant who assigns the Nonqualified Stock Option or SAR shall remain subject to withholding taxes upon exercise of the Nonqualified Stock Option or SAR by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligation of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii).

        15.9   Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.9 that is not required for compliance with Section 422 of the Code.

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        Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or an SAR granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

        Following any transfer, any such Nonqualified Stock Option or SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or an SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.9.

        15.10   Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

        15.11   Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Liberté Investors Inc. Long Term Incentive Plan (the “Plan”), a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

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        The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas. * * * * * 18

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of July 1, 2002 by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

LIBERTÉ INVESTORS INC. By: /s/ Gerald J. Ford ——————————————— Name: Gerald J. Ford Title: Chief Executive Officer

Attest: /s/ Ellen Billings, Secretary ——————————————— 19

EXHIBIT B

NONQUALIFIED STOCK OPTION AGREEMENT
LIBERTÉ INVESTORS INC. 2002 LONG TERM INCENTIVE PLAN

        1.        Grant of Option. Pursuant to the Liberté Investors Inc. 2002 Long Term Incentive Plan (the “Plan”) for employees, consultants and outside directors of Liberté Investors Inc., a Delaware corporation (the “Company”), subject to approval by the Company’s stockholders, the Company hereby grants to

Donald J. Edwards (the “Participant”),

an option to purchase shares of Common Stock (“Common Stock ”) of the Company as follows:

On the date hereof, the Company grants to the Participant an option (the “Option” or “Stock Option”) to purchase 2,573,678 full shares or such other number of full shares as adjusted in accordance with Section 4(h) of the Employment Agreement (as adjusted, the “Optioned Shares”) of Common Stock at an Option Price equal to Three Dollars ($3.00) per share (subject to adjustment as herein provided). The Date of Grant of this Stock Option is July 9, 2002.

The “Option Period” shall commence on the Date of Grant and shall expire on the date immediately preceding the tenth (10th) anniversary of the Date of Grant. The Stock Option is a Nonqualified Stock Option.

        2.        Capitalized Terms. The capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan as in effect on the date hereof; any amendments to the Plan shall not affect this Stock Option unless agreed to in writing by the Participant. If there is a conflict between any of the terms and provisions of this Stock Option and the Plan, the terms and provisions of this Stock Option shall govern.

        3.        Vesting; Time of Exercise.

(a) Prior to Acquisition Transaction. Except as specifically provided in this Agreement and Section 15.6 of the Plan, prior to the date of the Company’s first Acquisition Transaction (as defined in that certain agreement of employment entered into by and between the Company and the Participant, dated as of July 1, 2002, as the same may be amended from time to time (the “Employment Agreement”)), the Optioned Shares shall be vested and the Stock Option shall be exercisable with respect thereto as follows: as of the first day of each month following the Date of Grant, an additional number of Optioned Shares shall be vested in an amount equal to the product obtained by multiplying (i) the total number of Optioned Shares granted hereunder, by (ii) a fraction equal to one-sixtieth (1/60th), until all such Optioned Shares are fully vested and exercisable; provided, however, that for any Optioned Shares to vest on any particular date under this paragraph, the Participant must be employed by the Company or a Subsidiary from the Date of Grant to such date.

(b) After an Acquisition Transaction. Following the date of the Company’s first Acquisition Transaction, the total number of Optioned Shares which are unvested as of the date of consummation of such Acquisition Transaction (the “Closing Date ”) shall be vested and the Stock Option shall be exercisable with respect thereto as follows: as of the first day of each month following the Closing Date, an additional number of Optioned Shares shall be vested in an amount equal to the product obtained by multiplying (i) the total number of Optioned Shares granted hereunder, by (ii) a fraction equal to one-fortieth (1/40th), until all such Optioned Shares are fully vested and exercisable; provided, however, that for any Optioned Shares to vest on any particular date under this paragraph, the Participant must be employed by the Company or a Subsidiary from the Date of Grant to such date.

(c) Accelerated Vesting Upon Certain Terminations of Service. All of the Optioned Shares not previously vested shall immediately become fully vested, and this Stock Option shall become fully exercisable, if not previously exercisable, upon the effective date of the earliest to occur of the following: (i) a Change of Control, (ii) the Participant’s Termination of Service by the Participant for Good Reason, (iii) the Participant’s Termination of Service by the Company without Cause, or (iv) the Participant’s Termination of Service due to the Participant’s permanent disability or death in accordance with the terms of the Employment Agreement. For purposes of this Stock Option, “Good Reason,” and “Cause” shall be given the same meanings assigned to such terms in the Employment Agreement.

        4.        Term; Forfeiture. Except as otherwise provided in this Agreement, to the extent the unexercised portion of the Stock Option relates to Optioned Shares that are not vested or do not become vested on the date of the Participant’s Termination of Service pursuant to Section 3, such unvested portion of this Stock Option will be terminated on that date. The unexercised portion of the Stock Option that relates to Optioned Shares which are or which become vested will terminate at the first of the following to occur:

(a) 5 p.m. on the date the Option Period terminates;

(b) 5 p.m. on the date that is twelve (12) months following the Participant’s Termination of Service by the Company for Cause; or

(c) 5 p.m. on the date that is twenty-four (24) months following the date of the Participant’s Termination of Service for any reason other than by the Company for Cause, including a Termination of Service due to the Participant’s death or disability, Termination of the Service by the Participant with or without Good Reason, and Termination of Service by the Company without Cause.

        5.        Who May Exercise. Subject to the terms and conditions set forth in Sections 3 and 4 above, during the lifetime of the Participant, the Stock Option may be exercised only by the Participant, or by the Participant’s guardian or personal or legal representative, or by any transferee as permitted under Section 8 herein. If the Participant’s Termination of Service is due to his death prior to the date specified in Section 4(a) hereof, or Participant dies prior to the termination dates specified in Sections 4(a) – (c) hereof, and the Participant has not exercised the Stock Option as to the maximum number of vested Optioned Shares as set forth in Section 3 hereof as of the date of death, the following persons may exercise the exercisable portion of the Stock Option on behalf of the Participant at any time prior to the earliest of the dates specified in Section 4 hereof: the personal representative of his estate, or the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant or a transferee as permitted in Section 8 herein; provided that the Stock Option shall remain subject to the other terms of this Agreement, Section 15.6 of the Plan and applicable laws, rules, and regulations.

        6.        No Fractional Shares. The Stock Option may be exercised only with respect to full shares, and no fractional share of stock shall be issued.

        7.        Manner of Exercise. Subject to such administrative regulations as the Committee may from time to time adopt, the Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised, the date of exercise thereof (the “Exercise Date”) which shall be the day upon which such notice is given in accordance herewith. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as follows: (a) cash, check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) if the Optioned Shares are no longer Nonpublicly Traded, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option with an Option Price equal to the value of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. For example, if 250 shares of Restricted Stock valued at $6.00 per share are used to purchase 500 Optioned Shares at an Option Price of $3.00 per share, all 500 Optioned Shares shall be Restricted Stock.

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        Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Optioned Shares then being purchased to be delivered to the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office as soon as practicable (but in no case more than three (3) days) after the Exercise Date in order to permit timely sales under applicable exchange rules or to permit timely participation in any liquidity event. Without limitation of any of the Company’s obligations under the Employment Agreement, the obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Company shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Optioned Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, then the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

        8.        Transfer and Assignment. Except as otherwise provided in this Section 8, this Stock Option may not be assigned, transferred, pledged, hypothecated, or otherwise conveyed or encumbered by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, this Stock Option may be transferred, assigned or otherwise conveyed to (i) any of the Participant’s Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities, a majority of the beneficial ownership of which is owned by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code; provided, that (x) there shall be no consideration for any such transfer, (y) subsequent transfers may not be made hereunder except those by will or the laws of decent and distribution, and (z) a Termination of Service of Participant shall continue to have the effects in Sections 3 and 4 as if Participant had not transferred, assigned or otherwise conveyed this Stock Option.

        9.        Rights as Stockholder. The Participant will have no rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate or certificates to the Participant for the Optioned Shares, subject to the Company’s obligation to issue such certificate(s) as soon as practicable in accordance with Section 7 above. The Optioned Shares shall be subject to the terms and conditions of this Agreement regarding such Shares. Except as otherwise provided in Section 10 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

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10. Registration Rights.

(a) The Company shall use commercially reasonable efforts to cause to be filed with the Commission, within 180 days after the date hereof, a Registration Statement on Form S-8 (together with any successor forms thereto, the “Registration Statement”) covering the shares of Common Stock that may be delivered pursuant to Awards granted under the Plan, including the Optioned Shares and shares of Common Stock relating to the Additional Options (as defined in Section 12 below), if applicable, and shall use commercially reasonable efforts to have such Registration Statement declared and remain effective as soon as practicable thereafter.

(b) Substantially concurrently with the execution of this Stock Option, the Company and the Participant are executing a Registration Rights Agreement (herein so called) relating to the Purchased Shares (as such term is defined in the Employment Agreement), Optioned Shares and the Additional Options, if applicable, together with any securities issued or issuable with respect to the Optioned Shares and the Additional Options, if applicable, by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

        11.        Adjustment of Number of Optioned Shares and Related Matters. The number of shares of Common Stock covered by the Stock Option, and the Option Prices thereof, shall be subject to adjustment in accordance with Articles 11 — 13 of the Plan.

        12.        Future Offerings.

(a) The Company may engage in one or more equity offerings (each, an “Offering”) at some time before or after the consummation of an Acquisition Transaction. The timing of such Offerings would be determined by the Board of Directors of the Company. With respect to the first $60 million of additional equity capital raised by the Company in connection with such Offerings, Participant will receive additional Options under the Plan so that the number of shares of common stock issuable under this Stock Option (and/or which have been issued and sold under this Stock Option) plus such additional Options (but not including the “Purchased Shares” (as defined in the Employment Agreement)) represents ten percent (10%) of the fully diluted ownership of the Company following such Offerings (with such fully diluted calculation including all shares issued and outstanding on the date hereof, plus all shares reserved for issuance in connection with the exercise of this Stock Option and the other Management Equity (as such term is defined in the Employment Agreement) and the Purchased Shares (to the extent actually purchased by Participant), but excluding any Excluded Shares (as defined below)). All Options so issued (“Additional Options”) would be subject to the same rights, conditions and limitations as the Options granted herein, including, without limitation, applicable vesting restrictions (which would treat all Additional Options as if they were granted on the Date of Grant of the Options granted herein), an exercise price equal to Three Dollars ($3.00) per share (subject to adjustments for stock splits, stock dividends and the like) and applicable adjustments pursuant to Section 11 above. Upon the grant of any Additional Options pursuant to this Section 12, the Company and the Participant would undertake to file a Registration Statement on Form S-8 (or any successor form thereto) to cover the additional shares of Common Stock issuable under the Plan following the grant of the Additional Options and any related amendments to the Plan. The granting of the Additional Options shall be subject to all applicable legal requirements and the requirements of any stock exchange or inter-dealer quotation system on which the Company’s shares are listed or traded.

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(b) For all purposes herein, “Excluded Shares” shall mean any of the following:

(i) other than the Management Equity, securities issuable or issued pursuant to equity compensation grants to employees, consultants or directors pursuant to plans or other arrangements approved by the Board of Directors of the Company;

(ii) securities issuable or issued in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, provided that such issuance is approved by the Board of Directors of the Company;

(iii) securities issuable or issued in connection with lease lines, bank financings or similar transactions that are primarily of a non-equity financing nature and are approved by the Board of Directors of the Company;

(iv) securities issuable or issued in connection with corporate or strategic partnering agreements or agreement to license technology, provided that such issuance is approved by the Board of Directors of the Company; and

(v) any other securities issuable or issued by the Company for which an adjustment would otherwise be made pursuant to Section 11 above.

        13.        Nonqualified Stock Option. The Stock Option shall not be treated as an Incentive Stock Option.

        14.        Voting. The Participant, as record holder of some or all of the Optioned Shares following exercise of this Stock Option, has the exclusive right to vote, or consent with respect to, such Optioned Shares until such time as the Optioned Shares are transferred in accordance with this Agreement; provided, however, that this Section shall not create any voting right where the holders of such Optioned Shares otherwise have no such right.

        15.        Community Property. Each spouse individually is bound by, and such spouse’s interest, if any, in any Optioned Shares is subject to, the terms of this Agreement. Nothing in this Agreement shall create a community property interest where none otherwise exists.

        16.        Dispute Resolution. All disputes and controversies of every kind and nature between any parties hereto arising out of or in connection with this Agreement or the transactions described herein as to the construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation or breach, shall be submitted to arbitration pursuant to the arbitration procedures set forth in the Employment Agreement.

        17.        Participant’s Representations. Notwithstanding any of the provisions hereof, the Participant hereby agrees that he will not exercise the Stock Option granted hereby, and that the Company will not be obligated to issue any shares to the Participant hereunder, if the exercise thereof or the issuance of such shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority or any rule of any stock exchange or inter-dealer quotation system on which such shares are listed or traded, provided that the foregoing shall not be deemed to be a limitation of any other obligation of the Company hereunder or under the Employment Agreement.

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        18.       Investment Representation. Unless the Common Stock is issued to him in a transaction registered under applicable federal and state securities laws, by his execution hereof, the Participant represents and warrants to the Company that all Common Stock which may be purchased hereunder will be acquired by the Participant for investment purposes for his own account and not with any intent for resale or distribution in violation of federal or state securities laws. Unless the Common Stock is issued to him in a transaction registered under the applicable federal and state securities laws, all certificates issued with respect to the Common Stock shall bear an appropriate restrictive investment legend and shall be held indefinitely, unless they are subsequently registered under the applicable federal and state securities laws or the Participant obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Company hereby agrees that from and after the time the Participant ceases to be an employee of the Company, it will not apply any policy or procedure to preclude hedging transactions with respect to the shares of the Company held by the Participant and that any policy relating to trading in the Company’s capital stock shall not apply to the Participant.

        19.       Lock Up. In connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, no shares of Common Stock received by the Participant under this Award Agreement may be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for up to one hundred eighty (180) days after the effectiveness of the registration statement filed in connection with such offering, if all of the Company’s directors and officers agree to be similarly bound, and releases from any and all lock-up agreements in connection with such offering are granted on a pro-rata basis. This Section 19 shall cease to apply to any such shares of Common Stock sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that otherwise complied with the terms of this Award Agreement and the Plan, and shall no longer apply six (6) months after the Participant ceases to be an officer, director, or 5% or more stockholder of the Company.

        20.        Participant’s Acknowledgments. The Participant acknowledges receipt of a copy of the Plan, which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof.

        21.        Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws rule or principle of Delaware law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

        22.        No Right to Continue Service or Employment. Nothing herein shall be construed to confer upon the Participant the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an employee or as a consultant or as an Outside Director, or interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant as an employee, consultant or Outside Director at any time; provided, that the foregoing shall in no way limit any right to which Executive is entitled under the Employment Agreement.

        23.        Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

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        24.        Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

        25.        Entire Agreement. This Agreement, together with the Employment Agreement and the other Transaction Agreements (as defined in the Employment Agreement) executed concurrently herewith (the “Other Agreements”), supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement and the Other Agreements. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement, the Other Agreements and that any agreement, statement or promise that is not contained in this Agreement, the Other Agreements shall not be valid or binding or of any force or effect.

        26.        Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein.

        27.        Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties.

        28.        Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

        29.        Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

        30.        Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

a. Notice to the Company shall be addressed and delivered as follows:

Liberté Investors Inc. 200 Crescent Court, Suite 1365 Dallas, Texas 75201 Attn: Chairman Facsimile: (214) 871-5942

b. Notice to the Participant shall be addressed and delivered as set forth on the signature page.

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        31.        Tax Requirements. The Participant, upon exercise of any portion of the Stock Option, shall be required to pay the Company the amount of all taxes which the Company is required to withhold as a result of the exercise of the Stock Option; such obligation to pay such taxes may be satisfied by any of the following or any combination thereof: (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligation of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock other than (i) Restricted Stock or (ii) Common Stock that the Participant owns but has acquired from the Company within six months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; or (c) the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; provided that, shares cannot be withheld in connection with the exercise of a Stock Option in excess of the minimum number required for tax withholding, and to permit the Stock Option to be accounted for as a fixed award. Any such withholding payments with respect to the exercise of any portion of the Stock Option in cash or by actual delivery of shares of Common Stock shall be required to be made within thirty (30) days after the delivery to the Participant of any certificate representing the shares of Common Stock acquired upon exercise of the Stock Option. The Company may, in its discretion, withhold such taxes from any other remuneration paid by the Company or a Subsidiary to the Participant.

        32.        Option Cash-out. The Company may only make provisions for a cash payment to the holder of this Stock Option, as contemplated by Article 11 or Section 12.3 of the Plan, in the event and subject to the consummation of the sale of substantially all of the assets or capital stock of the Company for cash.

        33.        Failure to Pay Option Price; Notice to Participant. Section 8.3(c) of the Plan shall not apply to this Option unless the Participant receives from the Company written notice of an event giving rise to the forfeiture right described in Section 8.3(c) of the Plan and the Participant fails to cure such event within five (5) days after his receipt of such notice.

* * * * * * * *

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        IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed by its duly authorized officer, and the Participant, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

LIBERTÉ INVESTORS INC.:

By: Name: Title:	/s/ Gerald J. Ford —————————————— Gerald J. Ford Chairman

DONALD J. EDWARDS:

/s/ Donald J. Edwards ——————————————————— Signature

Address:	1857 N. Fremont Street Chicago, Illinois 60614

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LIBERTÉ INVESTORS INC.

Proxy Solicited on Behalf of the Board of Directors of
the Company for the Annual Meeting, November 8, 2002

You are encouraged to specify your vote by marking the appropriate box ON THE REVERSE SIDE but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations which are FOR the election of the named nominees as directors and FOR Proposals 2, 3, and 4. The Proxies cannot vote your shares unless you sign and return this card. This Proxy may be revoked in writing at any time prior to the voting thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

LIBERTÉ INVESTORS INC.

P R O X Y

BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
AT 10:00 AM, FRIDAY, NOVEMBER 8, 2002
CRESCENT CLUB, 200 CRESCENT COURT, 17TH FLOOR, DALLAS, TX 75201

        The undersigned hereby constitutes and appoints each of Gerald J. Ford and Ellen V. Billings his or her true and lawful agents and proxies with full power of substitution in each to represent the undersigned, with all the powers which the undersigned would possess if personally present, and to vote the Common Stock of Liberté Investors Inc. held of record by the undersigned on the record date, at the Annual Meeting of Stockholders of Liberté Investors Inc. to be held at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, TX 75201, on November 8, 2002, at 10:00 a.m. local time, and at any adjournment or postponement thereof, on all matters coming before said meeting.

        ELECTION OF DIRECTORS: To elect each of Messrs. Gene H. Bishop, Harvey B. Cash, Donald J. Edwards, Jeremy B. Ford, Gerald J. Ford, Edward W. Rose, III and Gary Shultz to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or their earlier death, resignation or removal from office.

        The Board of Directors recommends a vote FOR the election of all nominees for director and FOR Proposals 2, 3, and 4.

(SEE REVERSE SIDE)

LIBERTÉ INVESTORS INC. P.O. BOX 11150 NEW YORK, N.Y. 10203-0150

LIBERTÉ INVESTORS INC.

THIS IS YOUR PROXY

Dear Stockholder:

Your Proxy is being solicited by the Board of Directors of Liberté Investors Inc. for the Annual Meeting of Stockholders to be held on November 8, 2002, at 10:00 a.m. local time, at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201.

Enclosed with this Proxy is a Proxy Statement containing important information about the matters that you are being asked to approve.

Your vote is important. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly returning your completed Proxy card prior to the Annual Meeting.

Please mark the boxes on the Proxy card below to indicate how your shares are to be voted, then sign the card, detach it and return your Proxy card in the enclosed envelope.

Thank you in advance for your prompt consideration of these matters.

DETACH PROXY CARD HERE

|_|	Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope

|X|	Votes MUST be indicated (x) in Black or Blue ink.

1. ELECTION OF DIRECTORS (Proposal No. 1)	FOR all nominees listed below	|_|	WITHHOLD AUTHORITY to vote for all nominees listed below.	|_|	*EXCEPTIONS	|_|

Nominees: Messrs. Gene H. Bishop, Harvey B. Cash, Donald J. Edwards, Jeremy B. Ford, Gerald J. Ford, Edward W. Rose, III and Gary Shultz

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below).

*Exceptions      ——————————————————————————————————————

2.	To approve the adoption of the Liberté Investors Inc. 2002 Long Term Incentive Plan (Proposal No. 2).

FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	To approve the grant of non-qualified stock options to Donald J. Edwards, the Company’s President and Chief Executive Officer, pursuant to his Employment Agreement and Option Agreement with the Company (Proposal No. 3).

FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	To ratify the election of KPMG LLP as independent auditors for the Company for the fiscal year ending June 30, 2003 (Proposal No. 4).

FOR |_|	AGAINST |_|	ABSTAIN |_|

This Proxy, when properly executed, will be voted in the manner directed herein and will authorize the Proxies to take action in their discretion upon other matters that may properly come before the meeting. If no direction is made, the Proxy will be voted in accordance with the recommendations of the Board of Directors. Proxies are authorized to vote upon matters incident to the conduct of the meeting, such as approval of one or more adjournments of the meeting for the purposes of obtaining additional stockholder votes.

To change your address, please mark this box |_| To include any comments, please mark this box |_|

Joint owners must each sign. Please sign your name(s) EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title (PLEASE SIGN, DATE AND MAIL TODAY).

Date: ——————————————, 2002

—————————————————— Share Owner sign here

—————————————————— Co-Owner sign here